Exhibit 10.1

SECOND LEASE AMENDMENT

This SECOND LEASE AMENDMENT made and entered into this 20th day of September, 2006 will hereby amend the Lease dated the 13th day of July, 2006, and subsequently amended by the First Lease Amendment dated the 24th day of August, 2006, by and between EXCELLIGENCE LEARNING CORPORATION, a Delaware Corporation, LESSEE, and 540 WESTPORT ASSOCIATES, L.L.C AND MARTIN LAND & INVESTMENT, INC., AS TENANTS IN COMMON, LESSOR, for the property located in the City of Kansas City, County of Wyandotte, State of Kansas, commonly known and numbered as 5101-5207 Speaker Road (the “Premises”), and further described in Exhibit “A” of the Lease.

The following terms and conditions of said Lease and First Lease Amendment shall be amended as set forth below:

1.	Section 1.3 PREMISES: The Premises square footage is hereby increased by 117,870 square feet, so that the Premises shall be approximately 382,000 square feet, as outlined in red on the plan of the building attached hereto and made a part hereof and labeled “New Exhibit “A””, which will replace Exhibit “A” attached to the Lease.

2.	Section 1.5 RENT AMOUNT & PAYMENT: The rent schedule as shown in Paragraph 1.5 of the Lease shall be changed to reflect the new amounts based on the herein amended Premises. The new schedule is as follows:

October 1, 2006 thru December 31, 2006: $ -0-

January 1, 2007 thru December 31, 2007: $ 88,297.60

January 1, 2008 thru December 31, 2008: $ 90,498.68

January 1, 2009 thru December 31, 2009: $ 90,498.68

January 1, 2010 thru December 31, 2010: $ 93,200.70

January 1, 2011 thru December 31, 2011: $ 93,200.70

January 1, 2012 thru December 31, 2012: $ 95,500.00

January 1, 2013 thru December 31, 2013: $ 97,091.67

3.	Section 1.6 FIRST MONTH’S PAYMENTS: The First Month’s Payment of $59,429.25 is hereby increased to $88,297.60.

4.	Section 1.7 SECURITY DEPOSIT. The Security Deposit shall be increased from $59,429.25 to $88,297.60.

5.	Section 3.1 INCREASES. The change in the premises square footage to 382,000 square feet shall be effective as of October 1, 2006.

6.	Section 4.3 INCREASED INSURANCE COSTS. The change in the premises square footage to 382,000 square feet shall be effective as of October 1, 2006.

7.	Section 17.1 COST OF NORMAL MAINTENANCE. The leased premises shall increase from approximately 264,830 square feet to approximately 382,000 square feet and said percentage of the building shall increase to 100%.

The estimated charge will change from $3,961.95 per month to $5,730.00 per month.

The change in the premises square footage to 382,000 square feet shall be effective as of October 1, 2006.

8.	Section 23.3 CONSTRUCTION OF IMPROVEMENTS. The First Lease Amendment addressed changes to this Section. This Second Amendment shall make further changes to this Section, as follows:

The expense to upgrade the sprinkler system for the additional 117,870 square feet has been determined to be $230,502.67. This cost shall be amortized for a period of thirteen years at 8% interest. The payment shall be $2,381.26 per month, payable as Additional Rent from January 1, 2007 thru December 31, 2013. Pursuant to the First Lease Amendment, the total of the Additional Payments as set forth in Sections 1, 2, and 3 therein is $4,858.23 per month. This amount is hereby amended to include the additional $2,381.26, so that the total of the Additional Payments shall be $7,239.49, payable as Additional Rent from January 1, 2007 thru December 31, 2013.

9.	Section 25 OPTIONS TO RENEW. The terms of the Options to Renew shall be unchanged; however, exercise of any such option shall be for the expanded Premises of approximately 382,000 square feet as noted herein.

10.	Section 26 RIGHT OF FIRST REFUSAL. This Section is hereby deleted in its entirety.

Except as changed herein, all other terms, conditions, covenants and agreements contained in the original Lease and Amendments shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this First Lease Amendment in quadruplicate as of the date and year first above written.

LESSOR:	LESSEE:

540 WESTPORT ASSOCIATES, LLC AND	EXCELLIGENCE LEARNING CORPORATION
MARTIN LAND & INVESTMENT, INC.,
AS TENANTS IN COMMON

BY: BLOCK & COMPANY, INC., REALTORS, AS AGENTS	BY:	/s/ Judith McGuinn
Judith McGuinn (COO)

/s/ Kenneth G. Block	DATE: 9/20/06
Kenneth G. Block
Principal	WITNESS:

DATE: 9/21/06
WITNESS:	/s/ Kelly Crampton
Kelly Crampton (VP-OPS)

/s/ Merry Longsworth

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